UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2021

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PEYE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported under items 1.01, 2.01, and 3.02 in our Current Report on Form 8-K, filed on October 8, 2021, we entered into an asset purchase agreement to purchase substantially all of the assets of Lighthouse Imaging, LLC.

This Current Report on Form 8-K/A amends the previously filed Current Report on Form 8-K by adding the financial information required by items 9.01(a) and 9.02(b) as permitted by item 9.01(a)(4) and 9.01(b)(2), respectively.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Lighthouse Imaging, LLC as of and for the years ended December 31, 2020 and December 31, 2019, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited interim financial statements of Lighthouse Imaging, LLC as of September 30, 2021 and for the nine months then ended are attached as Exhibit 99. 2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Precision Optics Corporation, Inc. as of June 30, 2021 for the year ended June 30, 2021 and for the three-month period ended September 30, 2021 reflecting the acquisition of Lighthouse Imaging, LLC are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm dated December 20, 2021.
99.1	Audited financial statements of Lighthouse Imaging, LLC for the years December 31, 2020 and December 31, 2019.
99.2	Unaudited interim financial statements of Lighthouse Imaging, LLC as of September 30, 2021 and for the nine months ended September 30, 2021.
99.3	Unaudited pro forma condensed consolidated financial information of Precision Optics Corporation, Inc. as of June 30, 2021 for the year ended June 30, 2021 and for the three-month period ended September 20, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date: December 20, 2021	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: Chief Executive Officer

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